UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2008

AEROVIRONMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
______________________
181 W. Huntington Drive, Suite 202
Monrovia, CA		91016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective June 3, 2008, a Lease Agreement was executed by AeroVironment, Inc. (“AeroVironment”) and Hillside III, LLC (the “900 Enchanted Way Landlord”).  The lease extends AeroVironment’s occupancy of the property located at 900 Enchanted Way in Simi Valley, California, which is currently subleased under a Sublease Agreement, dated February 17, 2005, among AeroVironment, L-3 Communications Corporation and Thermotrex Corporation.  The new lease will commence October 1, 2009, and will extend through October 31, 2014. The base monthly rent during the lease term, taking into consideration rent concessions negotiated for the initial two years of the term, will be as follows:

October 1, 2009 – September 30, 2010                                                                           $60,589.00
October 1, 2010 – September 30, 2011                                                                           $57,268.00
October 1, 2011 – September 30, 2012                                                                           $64,279.00
October 1, 2012 – September 30, 2013                                                                           $66,207.00
October 1, 2013 – September 30, 2014                                                                           $68,194.00
October 1, 2014 –  October 31, 2014                                                                              $70,239.00

AeroVironment has one option to renew the 900 Enchanted Way Lease Agreement for an additional five-year period.  In connection with the new lease, the 900 Enchanted Way Landlord agreed to pay AeroVironment’s commissions for its broker.

Also effective June 3, 2008, a Lease Agreement was executed by AeroVironment and Hillside Associates II, LLC (the “Flower Glen Landlord”) for the 45,888 square foot building located at 994 Flower Glen in Simi Valley, California.  The new lease will commence November 1, 2008, and will extend through April 30, 2014. The base monthly rent during the lease term, taking into consideration rent concessions negotiated for the initial two years of the term, will be as follows:

November 1, 2008 – August 31, 2009                                                                             $17,208.00
September 1, 2009 –  October 31, 2009                                                                           $34,416.00
November 1, 2009 – October 31, 2010                                                                            $35,448.00
November 1, 2010 – October 31, 2011                                                                            $36,511.00
November 1, 2011 – October 31, 2012                                                                            $37,606.00
November 1, 2012 – October 31, 2013                                                                            $38,734.00
November 1, 2013 – April 30, 2014                                                                                 $39,896.00

AeroVironment has one option to renew the 994 Flower Glen Lease Agreement for an additional five-year period.  In connection with the new lease, the Flower Glen Landlord agreed to pay AeroVironment’s commissions for its broker.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AEROVIRONMENT, INC.

Date:           June 9, 2008                                                                                                By:    /s/ Timothy E. Conver
                                    Timothy E. Conver
                                    Chairman, President and Chief Executive Officer